Hamilton Lane Private Infrastructure Fund
Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Investments - 98.9%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments - 27.9%^
Direct Credit - 0.0%
Western Europe - 0.0%
Software - 0.0%
AIOF II Galway Co-Invest, L.P.	1,2,3	Limited Partnership Interest	3/20/2024	-	$23,388
Total Western Europe					23,388
Total Direct Credit (Cost $0)					23,388

Direct Equity - 27.9%
Asia - 1.0%
Telecom - 1.0%
Seraya Sentient, L.P.	*1,2,4	Limited Partnership Interest	5/21/2025	1,897,984	2,372,996

North America - 24.3%
Alternative Energy - 3.2%
Northampton Royalty Investment Holdings, L.P.	*1,2,3	Limited Partnership Interest	2/27/2025	1,288,743	1,568,162
TIP Concord Co-Invest Feeder, L.P.	*1,2,4	Limited Partnership Interest	6/16/2025	5,334,783	6,429,797
Total Alternative Energy					7,997,959

Energy - 4.7%
AL GCX Co-Invest Feeder, L.P.	*1,2,3	Limited Partnership Interest	5/29/2024	689,198	1,230,295
Arroyo Dunamis Direct Investment I-B, L.P.	*1,3	Limited Partnership Interest	5/31/2024	949,770	1,926,710
ECP V (California Co-Invest), L.P.	*1,2,3	Limited Partnership Interest	12/9/2024	1,966,426	2,248,966
Wheelhouse Feeder II LP	*1,2,4	Limited Partnership Interest	4/9/2026	6,139,855	6,139,855
Total Energy					11,545,826

Environment - 1.3%
AP Erie Co-Invest, L.P.	*1,4	Limited Partnership Interest	5/21/2025	2,510,453	3,293,426

Information Technology - 4.0%
Snowhawk Partridge Co-Inv B, L.P.	*1,4	Limited Partnership Interest	9/30/2025	5,169,638	9,752,582

Real Estate - 2.8%
Slate US Cold Storage REIT II LLC	*1,4	Limited Partnership Interest	12/9/2025	6,305,313	6,827,630

Telecommunications - 0.0%
OHCP VII WD COI (TE 892), L.P.	*1,4	Limited Partnership Interest	4/30/2026	-	-

Utilities - 5.1%
BCP Magnolia Co-Invest, L.P.	*1,2,4	Limited Partnership Interest	9/23/2025	4,635,296	7,200,133
HL Aesop Holdings, LLC	*1,2,4	Co-Investment	4/7/2026	4,926,906	5,255,886
Total Utilities					12,456,019

Waste Management - 3.2%
Terramont Montauk Co-Invest, L.P.	*1,2,3	Limited Partnership Interest	7/25/2024	4,640,733	7,902,377
Total North America					59,775,819

Western Europe - 2.6%
Information Technology - 2.6%
Jules III SCA (1,960 Class A Shares)	*1,2,3	Preferred Equity	6/7/2024	671,295	1,327,643
AIOF III DC Co-Invest, L.P.	*1,2,4	Limited Partnership Interest	7/25/2025	4,158,623	4,960,501
Total Information Technology					6,288,144
Total Western Europe					6,288,144
Total Direct Equity (Cost $51,285,016)					68,436,959

Investments - 98.9%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments - 47.0% ^
Secondary Funds - 47.0%
Asia - 0.7%
Diversified - 0.7%
Indigo Secondary Fund, L.P.	1,2,3	Limited Partnership Interest	4/2/2025	1,538,859	1,745,784

North America - 33.3%
Diversified - 9.8%
Duration MRV (Feeder), L.P.	*1,4	Limited Partnership Interest	6/11/2025	5,125,810	6,043,957
Global Infrastructure Partners IV-C2, L.P.	1,2,3	Limited Partnership Interest	12/31/2024	2,154,866	2,453,385
KKR Global Infrastructure Investors III, L.P.	1,2,3	Limited Partnership Interest	10/31/2024	2,409,636	2,238,459
KKR Global Infrastructure Investors IV (USD) SCSp	1,2,3	Limited Partnership Interest	7/1/2024	5,368,632	6,470,060
Stonepeak Aspen (Co-Invest) Holdings, L.P.	1,3	Limited Partnership Interest	1/2/2025	62,363	41,321
Stonepeak Infrastructure Fund III, L.P.	1,2,3	Limited Partnership Interest	1/2/2025	943,939	1,161,824
Stonepeak Infrastructure Fund IV, L.P.	1,2,3	Limited Partnership Interest	1/2/2025	540,872	767,407
Terramont Infrastructure Fund (Cayman), L.P.	*1,2,4	Limited Partnership Interest	2/28/2025	4,444,653	5,077,773
Total Diversified					24,254,186

Energy - 1.9%
FIC Matterhorn CF Feeder L.P.	*1,2,4	Limited Partnership Interest	8/1/2025	3,465,097	4,739,602

Information Technology - 4.7%
Snowhawk Crane Coinvest, L.P.	*1,2,4	Limited Partnership Interest	5/30/2025	5,986,728	7,784,656
Snowhawk Osprey Coinvest B, L.P	*1,2,4	Limited Partnership Interest	5/30/2025	2,797,037	3,730,495
Total Information Technology					11,515,151

Infrastructure - 8.3%
3i North American Infrastructure Fund LP	*1,2,5	Limited Partnership Interest	4/30/2026	5,159,437	6,053,836
EQT AI Infrastructure (NO.2) SCSp	*1,4	Limited Partnership Interest	6/22/2026	8,500,000	8,495,618
Five Point Natural Gas Yield Fund II Blocker LLC	*1,2,4	Limited Partnership Interest	3/5/2026	5,197,661	5,835,619
Total Information Technology					20,385,073

Real Estate - 3.1%
Fengate Everest Continuation Fund, L.P.	*1,2,3,7	Limited Partnership Interest	9/3/2024	1,449,698	2,160,906
GI Zeus Holdings L.P.	*1,2,4	Limited Partnership Interest	8/12/2025	3,350,919	5,404,486
Total Real Estate					7,565,392

Telecommunications - 2.4%
Delta-v VN, L.P.	*1,2,3	Limited Partnership Interest	7/19/2024	1,561,539	2,149,439
Vero Networks Holdings LLC	*1,2,4	Limited Partnership Interest	2/12/2026	3,529,101	3,744,721
Total Telecommunications					5,894,160

Investments - 98.9%†	Footnotes	Investment Type	Acquisition Date	Cost	Fair Value
Utilities - 2.5%
Sciens Water Opportunities Fund IV Segregated, L.P.	*1,3	Limited Partnership Interest	9/30/2024	2,000,661	2,817,006
Sciens Water Opportunities Fund VI Segregated, L.P.	*1,4	Limited Partnership Interest	4/30/2025	2,300,000	3,216,942
Total Utilities					6,033,948

Waste Management - 0.6%
AIP WR L.P.	*1,6	Limited Partnership Interest	2/29/2024	800,256	1,571,175
Total North America					81,958,687

Oceanic - 1.5%
Energy - 1.5%
Sophora Investment No. 3 Trust	*1,4,7	Limited Partnership Interest	8/25/2025	2,902,151	3,594,931
(4,614,139 Class B units)

Western Europe - 11.5%
Diversified - 3.3%
ICG Infrastructure Equity Fund I SCSp	*1,2,4,7	Limited Partnership Interest	6/30/2025	3,888,697	3,891,793
Pan-European Infrastructure Fund III SCSp	1,2,4,7	Limited Partnership Interest	9/30/2025	3,889,979	4,267,207
Total Diversified					8,159,000

Energy - 2.9%
Morus Limited	1,4	Limited Partnership Interest	1/6/2026	7,010,162	7,249,638

Infrastructure - 2.9%
Ardian Infrastructure Fund V S.C.A, SICAR	1,2,3,7	Limited Partnership Interest	3/31/2024	4,589,531	5,583,864
(353,582 Class A units)
GIP Pegasus Fund, L.P.	1,3,7	Limited Partnership Interest	3/28/2024	1,251,968	1,448,814
Total Infrastructure					7,032,678

Water - 2.3%
Quaero Water Infra Funds S.L.P.	*1,2,4,7	Limited Partnership Interest	1/8/2026	4,949,314	5,686,031
Total Western Europe					28,127,347
Total Secondary Funds (Cost $97,169,566)					115,426,749

	Interest rate	Principal	Cost	Fair Value
Short Term Investments - 24.1%
UMB Bank, Money Market Special II Deposit Investment	3.43%[8]	59,067,319	59,067,319	59,067,319
Total Short Term Investments (Cost $59,067,319)				59,067,319

Total Investments (Cost $207,521,901)				242,954,415
Other assets in excess of liabilities - 1.1%				2,666,294
Total Net Assets - 100%				$245,620,709

†	Direct Investments are private investments directly into the equity or debt of selected operating companies or alongside a private equity fund with the same terms as the lead sponsor. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

*	Investment is non-income producing.

1	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of June 30, 2026 was $183,887,096, or 74.9% of net assets.

2	Investment has been committed to but has not been fully funded by the Fund.

3	All or a portion of this security is held through HL Private Infra Fund DE Holdings, LLC.

4	All or a portion of this security is held through HLPIF Splitter LLC.

5	All or a portion of this security is held through HLPIF Cayman Holdings LLC.

6	All or a portion of this security is held through HLPIF DE Blocker LLC.

7	Foreign security denominated in U.S. Dollars.

8	The rate is the annualized seven-day yield at year end.

See accompanying Notes to Consolidated Schedule of Investments.

Hamilton Lane Private Infrastructure Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

Note 1 – Fair Value of Financial Instruments

Hamilton Lane Private Infrastructure Fund (the “Fund”) values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities.

Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“Rule 2a-5”), establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Effective April 24, 2024, and pursuant to the requirements of Rule 2a-5, the Fund’s board of trustees (“Board”) designated Hamilton Lane Advisors, L.L.C. (the “Adviser”), as its valuation designee (in such capacity, the “Valuation Designee”) to perform fair value determinations and approved new valuation procedures for the Fund.

The Fund’s investments are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these investments at estimated fair values, using present value and other subjective valuation techniques. In determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider pre-acquisition and annual financial reporting summaries from a private fund, holding vehicle or other investment vehicle (collectively, a “Portfolio Fund”), comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions.

Certain Portfolio Funds and direct investments are valued based on the latest net asset value (“NAV”) reported by the third-party fund manager or general partner. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946. In cases where the NAV of the private investment is not available as of the measurement date, the Valuation Designee estimates NAV based upon the most recent NAV provided from the third-party manager or general partner, as adjusted for other information available at the time the portfolio is valued. Such adjustments may include adjustments for additional capital contributions or distributions, as well as market adjustments determined by the Valuation Designee based upon the returns of public market indices and the historical alignment of such public market indices against private indices of a similar strategy to the investment.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Hamilton Lane Private Infrastructure Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2026 (Unaudited)

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices (unadjusted) are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs other than quoted prices available in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in Portfolio Funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Funds’ financial statements.

Hamilton Lane Private Infrastructure Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2026 (Unaudited)

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2026, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III*	Total
Assets
Investments
Short Term Investments	$59,067,319	$-	$-	$59,067,319
Total Investments	$59,067,319	$-	$-	$59,067,319

*	The Fund did not hold any Level II or III securities as of June 30, 2026.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $183,887,096 are excluded from the fair value hierarchy as of June 30, 2026.